                          SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934
                             (Amendment No. __)
Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/  /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/X /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                  Alliance All-Market Advantage Fund, Inc.
---------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)
----------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
/  /     $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
/  /     Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-
         11.

         (1)  Title of each class of securities to which transaction applies:
-----------------------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction applies:
-----------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
-----------------------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
-----------------------------------------------------------------------------
         (5)  Total fee paid:
-----------------------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:
         (2)  Form, Schedule or Registration Statement No.:
         (3)  Filing Party:
         (4)  Date Filed:














































00250205.ak4

[LOGO OF ALLIANCE
CAPITAL APPEARS HERE]                  ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
-------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 432-8224
-------------------------------------------------------------------------------

                NOTICE OF FIRST ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 9, 1996

To the Stockholders of Alliance All-Market Advantage Fund, Inc.:

  Notice is hereby given that the First Annual Meeting of Stockholders (the "Meeting") of Alliance All-Market Advantage Fund, Inc. (the "Fund") will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, January 9, 1996 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated December 6, 1995:

  1. To elect eight Directors of the Fund, each to hold office for a term of one, two or three years, as the case may be, and until his or her successor is duly elected and qualified;

  2. To ratify the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending September 30, 1996; and

  3. To transact such other business as may properly come before the Meeting.

  The Board of Directors has fixed the close of business on November 17, 1995 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                                       By order of the Board of Directors,

                                       Edmund P. Bergan, Jr.
                                         Secretary

New York, New York
December 6, 1995

-------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT

  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN
AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.
-------------------------------------------------------------------------------
  (R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                   ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105

                               ----------------

                     FIRST ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 9, 1996

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Alliance All-Market Advantage Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the First Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, January 9, 1996 at 11:00 a.m. The solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about December 6, 1995.

  The Board of Directors has fixed the close of business on November 17, 1995 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the Fund as of November 17, 1995 consisted of 2,505,000 shares of common stock, each share being entitled to one vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of eight Directors and for the ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants for its fiscal year ending September 30, 1996. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  A quorum for the Meeting will consist of a majority of the shares outstanding and entitled to vote. In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received by January 9, 1996, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with no other notice than announcement at the Meeting, and further solicitation of proxies with respect to such proposal may be made. Shares represented by proxies indicating a vote against any proposal will be voted against adjournment.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  At the Meeting, eight Directors will be elected to serve for terms of one, two or three years, as the case may be, and until their successors are elected and qualified. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

  Pursuant to the Articles of Incorporation and By-laws of the Fund, the Board of Directors has been divided into three classes. The term of office of the third class will expire as of the annual meeting of stockholders to be held in 1997 (Class Three), the term of office of the first class will expire as of the annual meeting of stockholders to be held in 1998 (Class One) and the term of office of the second class will expire as of the annual meeting of stockholders to be held in 1999 (Class Two). Upon expiration of the terms of office of the members of a class as set forth above, those persons then elected as Directors in that class will serve until the third annual meeting of stockholders following their election. If elected, Messrs. John D. Carifa and Robert C. White and Ms. Ruth Block will be the members constituting Class Three; Messrs. David H. Dievler and Clifford L. Michel will be the members constituting Class One; and Messrs. John H. Dobkin and William H. Foulk, Jr. and Dr. James M. Hester will be the members constituting Class Two.

  As a result of this system, only those Directors in a single class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although, under Maryland law, procedures are available for the removal of Directors even if they are not then standing for re-election and, under Securities and Exchange Commission regulations, procedures are available for including appropriate stockholder proposals in management's annual proxy statement). This system of electing Directors, which may be regarded as an anti-takeover provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, have the effect of maintaining the continuity of management.

  All of the nominees listed above have served as Directors of the Fund since the commencement of the Fund's operations on October 28, 1994. Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why any of these nominees will be unable to serve, but in the event of such inability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend. With respect to the Fund, the affirmative vote of a plurality of the votes cast is required to elect a Director.

  Certain information concerning the Fund's Directors and nominees for election as Directors is set forth below.

                                                           YEAR TERM   NUMBER OF SHARES
        NAME, AGE, POSITIONS AND OFFICES                  AS DIRECTOR    BENEFICIALLY
            WITH THE FUND, PRINCIPAL          YEAR FIRST  WILL EXPIRE  OWNED DIRECTLY OR
     OCCUPATIONS DURING THE PAST FIVE YEARS    BECAME A  IF ELECTED AT INDIRECTLY AS OF
             AND OTHER DIRECTORSHIPS           DIRECTOR   THE MEETING  NOVEMBER 17, 1995
     --------------------------------------   ---------- ------------- -----------------
   * John D. Carifa, Chairman of the
     Board and President, 50.
     President, Chief Operating
     Officer and a Director of
     Alliance Capital Management
     Corporation ("ACMC")++.........             1994        1997             -0-
                                                         (Class Three)
 **+ Ruth Block, Director, 65. She
     was formerly an Executive Vice
     President and Chief Insurance
     Officer of The Equitable Life
     Assurance Society of the United
     States. She is a Director of
     Ecolab Incorporated (specialty
     chemicals) and Amoco
     Corporation
     (oil and gas)..................             1994        1997             500
                                                         (Class Three)
 **+ David H. Dievler, Director, 66.
     He was formerly a Senior Vice
     President of ACMC until
     December 1994..................             1994        1998             -0-
                                                          (Class One)
 **+ John H. Dobkin, Director, 53.
     President of Historic Hudson
     Valley (historic preservation)
     since 1990. He was formerly
     Director of the National
     Academy of Design. From 1987 to
     1992 he was a director of
     ACMC...........................             1994        1999             -0-
                                                          (Class Two)
 **+ William H. Foulk, Jr.,
     Director, 63. He is an
     investment adviser and
     independent consultant. He was
     formerly Senior Manager of
     Barrett Associates, Inc., a
     registered investment adviser,
     since 1986.....................             1994        1999             200
                                                          (Class Two)
 **+ Dr. James M. Hester, Director,
     71. President of The Harry
     Frank Guggenheim Foundation. He
     was formerly President of New
     York University and The New
     York Botanical Garden and
     Rector of The United Nations
     University. He is also a
     Director of Union Carbide
     Corporation....................             1994        1999             -0-
                                                          (Class Two)

--------
 * "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Act"), of the Fund because of affiliation with Alliance Capital Management L.P. ("Alliance").
** Member of the Audit Committee.
 + Member of the Nominating Committee.
++ For purposes of this Proxy Statement, ACMC refers to Alliance Capital
   Management Corporation, the sole general partner of Alliance, and to the predecessor general partner of the same name.

                                                           YEAR TERM   NUMBER OF SHARES
        NAME, AGE, POSITIONS AND OFFICES                  AS DIRECTOR    BENEFICIALLY
            WITH THE FUND, PRINCIPAL          YEAR FIRST  WILL EXPIRE  OWNED DIRECTLY OR
     OCCUPATIONS DURING THE PAST FIVE YEARS    BECAME A  IF ELECTED AT INDIRECTLY AS OF
             AND OTHER DIRECTORSHIPS           DIRECTOR   THE MEETING  NOVEMBER 17, 1995
     --------------------------------------   ---------- ------------- -----------------
 **+ Clifford L. Michel, Director,
     56. Partner of the law firm of
     Cahill Gordon & Reindel. He is
     Chief Executive Officer of
     Wenonah Development Company
     (investments) and a Director of
     Placer Dome, Inc. (mining).....             1994        1998             -0-
                                                          (Class One)
 **+ Robert C. White, Director, 75.
     He was formerly Assistant
     Treasurer of Ford Motor Company
     and, until September 30, 1994,
     Vice President and Chief
     Financial Officer of the Howard
     Hughes Medical Institute.......             1994        1997             -0-
                                                         (Class Three)

--------
** Member of the Audit Committee.
 + Member of the Nominating Committee.

  During the fiscal period from the Fund's commencement of operations on October 28, 1994 through September 30, 1995, the Board of Directors met three times, the Audit Committee met once for the purposes described below in Proposal Two and the Nominating Committee did not meet. The Nominating Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors. The Nominating Committee of the Fund does not currently consider candidates proposed by stockholders for election as Directors.

  The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal period from the Fund's commencement of operations on October 28, 1994 through September 30, 1995, the aggregate compensation paid to each of the Directors during the calendar year 1994 by all of the funds to which Alliance provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of funds in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                              AGGREGATE                                       TOTAL NUMBER
                            COMPENSATION                                    OF FUNDS IN THE
                            FROM THE FUND     TOTAL COMPENSATION FROM    ALLIANCE FUND COMPLEX,
                             DURING THE      THE ALLIANCE FUND COMPLEX,   INCLUDING THE FUND,
                         FISCAL PERIOD ENDED    INCLUDING THE FUND,     AS TO WHICH THE DIRECTOR
    NAME OF DIRECTOR     SEPTEMBER 30, 1995  DURING CALENDAR YEAR 1994  IS A DIRECTOR OR TRUSTEE
    ----------------     ------------------- -------------------------- ------------------------
John D. Carifa..........       $    0                 $      0                     48
Ruth Block..............       $3,500                 $157,000                     35
David H. Dievler........       $3,500                 $      0                     41
John H. Dobkin..........       $3,500                 $110,750                     28
William H. Foulk........       $3,500                 $141,500                     29
James M. Hester.........       $3,500                 $154,500                     36
Clifford L. Michel......       $3,125                 $120,500                     35
Robert C. White.........       $3,500                 $133,500                     35

  As of November 17, 1995, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund. Since November 1, 1994, none of the Fund's Directors engaged in a purchase or sale of the securities of Alliance or any of its parents or subsidiaries in an amount exceeding 1% of the relevant class of outstanding securities.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE FUND.

                                 PROPOSAL TWO

                           RATIFICATION OF SELECTION
                          OF INDEPENDENT ACCOUNTANTS

  The Board of Directors recommends that the stockholders of the Fund ratify the selection of Price Waterhouse LLP, independent accountants, to audit the accounts of the Fund for the fiscal year ending September 30, 1996. Their selection was approved by the vote, cast in person, of a majority of the Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund as defined in the Act, at a meeting held on July 18, 1995. The affirmative vote of a majority of the votes cast at the Meeting is required to ratify such selection. Price Waterhouse LLP has audited the accounts of the Fund since the Fund's commencement of operations and does not have any direct financial interest or any material indirect financial interest in the Fund. A representative of Price Waterhouse LLP is expected to attend the Meeting and to have the opportunity to make a statement and to respond to appropriate questions from the stockholders.

  The Audit Committee of the Board of Directors generally meets twice during each fiscal year with representatives of Price Waterhouse LLP to discuss the scope of the independent accountants' engagement and review the financial statements of the Fund and the results of their examination thereof.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND.

               INFORMATION AS TO THE FUND'S PRINCIPAL OFFICERS,
                     INVESTMENT ADVISER AND ADMINISTRATOR

  The principal officers of the Fund and their principal occupations during the past five years are set forth below.

  John D. Carifa, Chairman of the Board and President (see Proposal One, Election of Directors, at Page 3 for biographical information).

  Alfred Harrison, Senior Vice President, 58, is a Vice Chairman of the Board of ACMC, with which he has been associated since prior to 1990.

  Peter W. Adams, Vice President, 56, is a Senior Vice President of ACMC, with which he has been associated since prior to 1990.

  Thomas Bardong, Vice President, 50, is a Senior Vice President of ACMC, with which he has been associated since prior to 1990.

  Jack Koltes, Vice President, 53, is a Senior Vice President of ACMC, with which he has been associated since prior to 1990.

  Eric N. Perkins, Vice President, 40, is a Senior Vice President of ACMC, with which he has been associated since prior to 1990.

  James G. Reilly, Vice President, 34, is a Senior Vice President of ACMC, with which he has been associated since prior to 1990.

  Mark D. Gersten, Treasurer and Chief Financial Officer, 45, is a Senior Vice President of Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1990.

  Edmund P. Bergan, Jr., Secretary, 45, is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. and AFS and a Vice President and Assistant General Counsel of ACMC, with which he has been associated since prior to 1990.

  The address of Messrs. Carifa, Bardong and Bergan is c/o Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The address of Messrs. Harrison, Koltes, Perkins and Reilly is c/o Alliance Capital Management L.P., 601 Second Avenue South, Minneapolis, Minnesota 55402. The address of Mr. Adams is c/o Alliance Capital Management L.P., 3201 Enterprise Parkway, Lakepoint Office Park, Suite 240, Cleveland, Ohio 44122. The address of Mr. Gersten is c/o Alliance Capital Management L.P., 500 Plaza Drive, Secaucus, New Jersey 07094.

  The investment adviser and administrator for the Fund is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105.

  Section 30(f) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934 require that the Directors and officers of the Fund and the Directors of ACMC, among others, file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership of shares and reports of changes in ownership of shares of the Fund. During the fiscal period from the Fund's commencement of operations on October 28, 1994 through September 30, 1995, a required report was not filed on a timely basis on behalf of Ms. Ruth Block. The report, in this case, related to Form 5.

                     SUBMISSION OF PROPOSALS FOR THE NEXT
                        ANNUAL MEETING OF STOCKHOLDERS

  Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund must be received by the Fund by August 8, 1996 for inclusion in the Fund's proxy statement and form of proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under federal securities laws.

                                 OTHER MATTERS

  Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                            REPORTS TO STOCKHOLDERS

  The Fund will furnish each person to whom the proxy statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services at (800) 227-4618 or contact Duncan McCuaig at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                            Secretary

December 6, 1995
New York, New York

TABLE OF CONTENTS                                                         PAGE
------------------------------------------------------------------------------
Introduction.............................................................   1
Proposal One: Election of Directors......................................   2
Proposal Two: Ratification of Selection of Independent Accountants.......   5
Information as to the Fund's Principal Officers, Investment Adviser and
 Administrator...........................................................   5
Submission of Proposals for the Next Annual Meeting of Stockholders......   6
Other Matters............................................................   7
Reports to Stockholders..................................................   7


                             ALLIANCE ALL-MARKET
                             ADVANTAGE FUND, INC.


--------------------------------------------------------------------------------

                    [LOGO OF ALLIANCE CAPITAL APPEARS HERE]

                        Alliance Capital Management L.P.

--------------------------------------------------------------------------------
NOTICE OF FIRST ANNUAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT
JANUARY 9, 1996















































00250205.ak4

                            APPENDIX

            ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.

       PROXY FOR THE FIRST ANNUAL MEETING OF STOCKHOLDERS
                         JANUARY 9, 1996

                            P R O X Y


   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


    The undersigned hereby appoints each of Domenick Pugliese and Carol H. Rappa as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all shares of Common Stock of Alliance All-Market Advantage Fund, Inc. (the "Fund") held of record by the undersigned on November 17, 1995 at the First Annual Meeting of Stockholders of the Fund to be held at 11:00 a.m., Eastern Standard Time, on January 9, 1996 at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and at all adjournments thereof.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND
2.

                 (Continued and to be signed on the reverse side)

                        ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
                        P. O. BOX 11481
                        NEW YORK, N.Y. 10203-0481

1.   Election of Directors             FOR all nominees    /  /
                                       listed below

     WITHHOLD AUTHORITY to    /  /     *EXCEPTIONS         /  /
     vote for all nominees
     listed below

                            NOMINEES:

     Class I to serve until 1998.    David H. Dievler,
                                     Cliford L. Michel
     Class II to serve until 1999.   John H. Dobkin, William H.
                                     Foulk, Jr., James M. Hester
     Class III to serve until 1997.  John D. Carifa, Ruth Block,
                                     Robert C. White

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

     * Exceptions_______________________________________________

2. Ratification of the selection of Price Waterhouse LLP as the independent accountants for the Fund for the fiscal year ending September 30, 1996.

     FOR      /  /      AGAINST    /  /       ABSTAIN     /  /

3. In the discretion of such proxies, upon all such other business as may properly come before the First Annual
     Meeting or any adjournment thereof.

     CHANGE OF ADDRESS OR COMMENTS MARK HERE  /  /

     PLEASE SIGN THIS PROXY IN THE SPACE PROVIDED BELOW.
     EXECUTION BY STOCKHOLDERS WHO ARE NOT INDIVIDUALS MUST BE
     MADE BY AN AUTHORIZED SIGNATORY.

     Date:____________________________ 199_

     _______________________________________
                Name of Stockholder

     _______________________________________
                    Signature

     VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.    /  /

     PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
     ENVELOPE - NO POSTAGE IS REQUIRED.

















































00250205.AK4